EXHIBIT 32.1
CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, James P. Helt, President & Chief Executive Officer of ACNB Corporation (the "Company"), hereby certify that, to the best of my knowledge, the Company's Annual Report on Form 10-K for the period ended December 31, 2021 (the "Report"):
1.Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year-ended December 31, 2021.

Date: March 14, 2022	By:	/s/ JAMES P. HELT
James P. Helt President & Chief Executive Officer

        The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.